UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2020
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Zoom Video Communications, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-38865	61-1648780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Almaden Boulevard, 6th Floor San Jose, California		95113
(Address of Principal Executive Offices)		(Zip Code)
(888) 799-9666
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ZM	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 3, 2020, the board of directors (“Board”) of Zoom Video Communications, Inc. (the “Company”) approved an increase in the total authorized number of members of the Board to nine directors and elected Lieut. Gen. H.R. McMaster to fill the newly created vacancy, effective May 6, 2020. General McMaster was elected as a Class I director for a term expiring at the Company’s 2020 annual stockholders meeting, and was nominated by the Board to stand for reelection at such annual stockholders meeting. General McMaster is not expected to join any of the committees of the Board at this time.

Since September 2018, General McMaster has served at Stanford University as the Fouad and Michelle Ajami Senior Fellow at the Hoover Institution, the Susan and Bernard Liautaud Fellow at the Freeman Spogli Institute and as lecturer at the Graduate School of Business. He served as a commissioned officer in the United States Army for thirty-four years until his retirement in June 2018. From February 2017 to April 2018, McMaster was the 26th Assistant to the President for National Security Affairs. General McMaster holds a B.S. from the United States Military Academy at West Point and a M.A. and Ph.D. in History from the University of North Carolina at Chapel Hill.

There is no arrangement or understanding between General McMaster and any other persons pursuant to which he was elected as a director. General McMaster has no direct or indirect material interest in any transaction required to be disclosed by the Company pursuant to Item 404(a) of Regulation S-K. General McMaster will enter into the Company’s standard from of indemnification agreement between the Company and its directors and executive officers.

General McMaster will be compensated as a member of the Board under the terms of the Company’s Non-Employee Director Compensation Policy.

General McMaster’s election to the Board is included in the press release attached hereto as Exhibit 99.1.

ITEM 9.01 Financial Statements And Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release dated May 6, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zoom Video Communications, Inc.

Dated: May 6, 2020	By:	/s/ Aparna Bawa
Aparna Bawa
Chief Legal Officer